[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                    MFS(R) CAPITAL
                    OPPORTUNITIES FUND

                    SEMIANNUAL REPORT o MAY 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/BARRA Value Index, were up 7.13% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended May 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and
    25-year periods ended May 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the six months ended May 31, 2001, Class A shares of the fund provided a total return of -2.06%, Class B shares -2.46%, Class C shares -2.47%, and Class I shares -1.95%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -3.90% return for the fund's benchmark, Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average multicap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -1.59%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE PERIOD?

A. The market was in negative territory for the period. What's interesting is that we saw dismal stock price performance in the first quarter of the year, mixed with a lot of volatility. Then stock prices began to recover in April and May in hopes that earnings and revenues had stopped deteriorating and that the Federal Reserve Board (the Fed) would continue its program of interest rate cuts begun in January. The market's improvement was gradual but that wasn't enough to offset the earlier, dramatic losses. But on the bright side, the market activity at least seemed a bit more rational toward the end of the period. During this six-month time span, small- and mid-cap stocks outperformed large-cap stocks by a wide margin. Large-cap growth companies were hit hard by the slowdown in capital spending, particularly in the technology and telecommunications sectors.

Q. WHAT HOLDINGS OR INDUSTRIES HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE, BOTH POSITIVELY AND NEGATIVELY?

A. Our above-average stake in oil services stocks such as Grant Pride Co., Santa Fe International, and Weatherford International definitely helped performance, as these stocks rallied amid tight supply and stepped-up drilling. Financials gave us another boost. We concentrated on high-quality companies that we felt would avoid getting hurt if credit problems increased in the softer economy. Among our best performers were J.P. Morgan Chase, a hybrid commercial and investment bank; Lehman Brothers Holdings, an investment house; and Freddie Mac, a mortgage company. We were also fortunate that a number of our largest investments turned in strong results, including Microsoft; Calpine, an independent power producer; and United Technologies, an aerospace conglomerate. Disappointments came mainly from the healthcare, technology, and telecommunications sectors. Among the names that most hurt performance were Applera Corp.-Applied Biosystems, a medical device company; EMC, a storage company; and XO Communications, a new telecom services entrant.

Q. DID YOU STEER THE FUND AWAY FROM LARGE-CAP STOCKS AND TOWARD SMALL- AND MID-CAP NAMES?

A. Not really. We had a good size stake in small and midsize stocks, many of which -- like insurer UnumProvident -- did well. But this is a multicap fund, which typically has its biggest investments in large-cap companies. At the end of the period, the fund had roughly 70% of its net assets in large-cap names, with the remaining 30% in small- and mid-cap stocks. Our small- and mid-cap allocation grew slightly as some of our larger investments, particularly in the technology and telecom sectors, suffered steep declines in their stock prices. This drop-off effectively lowered the market capitalization of these companies (outstanding shares multiplied by share price value) to below the threshold for large-cap stocks.

Q.  WHAT WERE YOU BUYING DURING THE PERIOD?

A. We have tended to increase holdings in stocks we like when their prices fall, and have often pared back when we feel their prices have reached lofty levels. We added to Tyco International, for example, a multi-industry conglomerate, when it announced an acquisition that caused concern among investors and sent the stock price falling. The stock price later bounced back as the company delivered on earnings projections. In the financial services area, we increased our investment in Citigroup and bought FleetBoston, both of which have what we believe are very strong bank franchises but little credit exposure. Their stock prices appeared attractive to us when worries about a weaker economy unsettled the sector. We also used the pullback in healthcare stock prices during the first quarter to buy shares of American Home Products and Novartis, drug companies with very strong product pipelines and growth rates. Finally, we increased our media investments, especially in companies such as Viacom that have steady cash flow from their cable businesses, but that we believe could also benefit as spending on advertising picks up again.

Q.  DID YOU CUT BACK IN ANY AREAS?

A. We lightened up on top performers such as Calpine and Santa Fe International. Both stocks had posted strong gains due to tight supply, so we decided to take some profits. We also trimmed our stakes in United Technologies, which benefited from restructuring, and Microsoft, which rallied on the expectation that it will meet earnings projections going forward. In the financial services area, we took some profits in Freddie Mac, whose stock had done well as interest rates fell and more people refinanced their mortgages. We kept stakes in all of these companies, but sold out of Corning, a former top holding that makes fiber for fiber optic networks. Our concern was that the slowdown in building these networks could hurt Corning's business for some time.

Q.  WHAT'S YOUR OUTLOOK ON TECHNOLOGY, WHICH HAS BEEN THE FUND'S LARGEST
    SECTOR?

A. At the end of the period, about one-fifth of the fund's net assets were in technology, which was comparable to the S&P 500. We have not made an oversized bet on technology, yet we do believe there have been strong long-term growth trends supporting the sector, especially in areas tied to the Internet and wireless services. We have focused our stock selections on industry leaders -- companies that could be in a strong position to benefit from an economic recovery. When tech stock prices pulled back during the period, we added selectively to names such as EMC -- companies that we saw as high-quality firms with the potential to be long-term winners.

Q.  HOW DO YOU EXPECT THE REST OF THE YEAR TO UNFOLD?

A. Although business fundamentals appear to have stabilized, we think it's unlikely we'll see much of an improvement before the fourth quarter. Stock prices, which typically recover six or seven months ahead of earnings improvements, appear to us to be pointing to a late-year rebound. In addition, we expect interest rate reductions, which typically take some time before their impact is felt, to boost the economy around or after year-end. Finally, we are hopeful that fourth-quarter earnings could look better than last year's, which were terrible. We plan to keep the fund in the middle of the road in terms of volatility by striking a balance between more-defensive growth companies that could hold up well in a tougher economic environment, and more cyclical media, technology, and retailing stocks that could benefit in a recovery.

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)). SHE IS PORTFOLIO MANAGER OF THE MULTI-CAP CORE AND UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION. PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS

  OBJECTIVE:                         SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:             JUNE 13, 1983

  CLASS INCEPTION:                   CLASS A  JUNE 13, 1983
                                     CLASS B  SEPTEMBER 7, 1993
                                     CLASS C  APRIL 1, 1996
                                     CLASS I  JANUARY 2, 1997

  SIZE:                              $6.3 BILLION NET ASSETS AS OF MAY 31, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2001

CLASS A
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -2.06%      -15.66%       +39.42%      +112.44%      +438.27%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -15.66%       +11.71%      + 16.26%      + 18.33%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -20.51%       + 9.53%      + 14.90%      + 17.63%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -2.46%      -16.31%       +36.34%      +104.41%      +406.67%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -16.31%       +10.88%      + 15.37%      + 17.62%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -19.32%       +10.07%      + 15.15%      + 17.62%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -2.47%      -16.28%       +36.28%      +104.54%      +418.07%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -16.28%       +10.87%      + 15.39%      + 17.88%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -17.03%       +10.87%      + 15.39%      + 17.88%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -1.95%      -15.44%       +40.45%      +114.63%      +443.83%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -15.44%       +11.99%      + 16.50%      + 18.45%
-----------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns, but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2001

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                                  19.6%
              FINANCIAL SERVICES                          18.2%
              UTILITIES & COMMUNICATIONS                  16.0%
              ENERGY                                      11.9%
              HEALTH CARE                                 10.8%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.4%                   CALPINE CORP.  1.7%
Security systems, packaging, and electronic     Independent power producer
equipment conglomerate
                                                FREDDIE MAC CORP.  1.7%
GRANT PRIDE CO., INC.  2.3%                     U.S. government chartered mortgage banker
Manufacturer and supplier of oilfield drill
pipe and other drill stem products              SANTA FE INTERNATIONAL CORP.  1.7%
                                                International driller of oil and natural gas
VIACOM, INC.  2.3%                              wells
Diversified worldwide entertainment company
                                                FLEETBOSTON FINANCIAL CORP.  1.6%
J.P. MORGAN CHASE & CO.  1.9%                   International banking firm
Global financial services firm
                                                GLOBAL MARINE, INC.  1.6%
CITIGROUP, INC.  1.7%                           International driller of oil and natural gas
Global financial services firm                  wells

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2001

Stocks - 93.4%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.5%
  Aerospace - 2.0%
    Boeing Co.                                                        483,500             $   30,407,315
    Honeywell International, Inc.                                     319,427                 15,460,267
    United Technologies Corp.                                         971,500                 80,935,665
                                                                                          --------------
                                                                                          $  126,803,247
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.9%
    Bank America Corp.                                                607,500             $   35,994,375
    Capital One Financial Corp.                                       243,300                 15,841,263
    Comerica, Inc.                                                    314,400                 17,889,360
    Providian Financial Corp.                                         960,700                 54,529,332
    U.S. Bancorp                                                    2,534,174                 56,512,080
                                                                                          --------------
                                                                                          $  180,766,410
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Guidant Corp.*                                                  1,690,000             $   63,459,500
    Pharmacia Corp.                                                   816,804                 39,664,002
    Waters Corp.*                                                     679,300                 33,747,624
                                                                                          --------------
                                                                                          $  136,871,126
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Sun Microsystems, Inc.*                                         3,775,800             $   62,187,426
    Texas Instruments, Inc.                                           658,400                 22,464,608
                                                                                          --------------
                                                                                          $   84,652,034
--------------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    Fiserv, Inc.*                                                     660,300             $   36,389,133
    Nextel Partners, Inc.                                           1,328,500                 19,993,925
    United Parcel Service, Inc.                                       269,800                 16,039,610
                                                                                          --------------
                                                                                          $   72,422,668
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 2.1%
    Motorola, Inc.                                                  1,974,700             $   29,028,090
    QUALCOMM, Inc.*                                                   385,400                 23,409,196
    Sprint Corp. (PCS Group)*                                       3,578,980                 78,737,560
                                                                                          --------------
                                                                                          $  131,174,846
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.5%
    Compaq Computer Corp.                                           3,944,200             $   63,067,758
    Dell Computer Corp.*                                            1,226,200                 29,870,232
                                                                                          --------------
                                                                                          $   92,937,990
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    Microsoft Corp.*                                                1,330,840             $   92,067,511
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.0%
    EMC Corp.*                                                      1,916,700             $   60,567,720
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.5%
    Extreme Networks, Inc.*                                           805,200             $   23,833,920
    I2 Technologies, Inc.*                                            611,360                 12,276,109
    JNI Corp.*                                                      1,105,620                 14,782,139
    Oracle Corp.*                                                   1,920,600                 29,385,180
    Rational Software Corp.*                                          752,400                 18,132,840
    VERITAS Software Corp.*                                           860,813                 56,736,185
                                                                                          --------------
                                                                                          $  155,146,373
--------------------------------------------------------------------------------------------------------
  Conglomerates - 3.9%
    General Electric Co.                                              970,200             $   47,539,800
    Tyco International Ltd.                                         3,477,162                199,762,957
                                                                                          --------------
                                                                                          $  247,302,757
--------------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Smurfit-Stone Container Corp.*                                  1,324,800             $   19,832,256
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    QLogic Corp.*                                                     834,500             $   42,567,845
--------------------------------------------------------------------------------------------------------
  Electronics - 6.1%
    Analog Devices, Inc.*                                             312,300             $   13,912,965
    Applied Materials, Inc.*                                           56,600                  2,826,038
    Atmel Corp.*                                                    5,815,100                 64,547,610
    Cypress Semiconductor Corp.*                                      520,700                 11,012,805
    Fairchild Semiconductor International Co.*                      1,364,500                 26,948,875
    Flextronics International Ltd.*                                 3,156,200                 79,630,926
    Intel Corp.                                                     1,474,200                 39,818,142
    Lexmark International Group, Inc.                                 490,500                 30,406,095
    LSI Logic Corp.*                                                1,620,500                 29,671,355
    Micron Technology, Inc.*                                        1,207,000                 45,262,500
    Sanmina Corp.*                                                  1,069,300                 28,935,258
    Tektronix, Inc.*                                                  576,580                 14,131,976
                                                                                          --------------
                                                                                          $  387,104,545
--------------------------------------------------------------------------------------------------------
  Energy - 1.0%
    Devon Energy Corp.                                                532,000             $   30,967,720
    Dynegy, Inc.                                                      650,800                 32,084,440
                                                                                          --------------
                                                                                          $   63,052,160
--------------------------------------------------------------------------------------------------------
  Entertainment - 4.4%
    Clear Channel Communications, Inc.*                             1,231,800             $   75,102,846
    Fox Entertainment Group, Inc.*                                  1,362,130                 35,551,593
    Harrah's Entertainment, Inc.*                                     899,285                 32,886,853
    Hispanic Broadcasting Corp.*                                      108,660                  2,689,335
    Viacom, Inc., "B"*                                              2,307,349                132,995,596
                                                                                          --------------
                                                                                          $  279,226,223
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.9%
    Citigroup, Inc.                                                 1,980,205             $  101,485,506
    FleetBoston Financial Corp.                                     2,291,700                 95,311,803
    Freddie Mac Corp.                                               1,479,500                 97,942,900
    Goldman Sachs Group, Inc.                                         131,700                 12,524,670
    Lehman Brothers Holdings, Inc.                                    415,250                 29,736,053
    Merrill Lynch & Co., Inc.                                         584,500                 37,974,965
    Morgan Stanley Dean Witter & Co.                                  725,800                 47,184,258
    Schwab (Charles) Corp.                                            636,200                 11,960,560
                                                                                          --------------
                                                                                          $  434,120,715
--------------------------------------------------------------------------------------------------------
  Financial Services - 2.1%
    J. P. Morgan Chase & Co.                                        2,295,700             $  112,833,655
    John Hancock Financial Services, Inc.                             573,100                 22,700,491
                                                                                          --------------
                                                                                          $  135,534,146
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    Georgia-Pacific Corp.                                             337,400             $   11,960,830
    Jefferson Smurfit Corp.                                        16,161,069                 28,868,544
                                                                                          --------------
                                                                                          $   40,829,374
--------------------------------------------------------------------------------------------------------
  Insurance - 5.9%
    AFLAC, Inc.                                                     1,396,840             $   45,299,521
    American International Group, Inc.                                719,750                 58,299,750
    CIGNA Corp.                                                       920,200                 86,931,294
    Hartford Financial Services Group, Inc.                         1,176,686                 79,661,642
    MetLife, Inc.                                                     476,200                 15,166,970
    The St. Paul Cos., Inc.                                           731,200                 36,998,720
    UnumProvident Corp.                                             1,650,150                 53,481,362
                                                                                          --------------
                                                                                          $  375,839,259
--------------------------------------------------------------------------------------------------------
  Internet - 0.2%
    XO Communications, Inc.*                                        4,971,000             $   14,465,610
--------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Deere & Co., Inc.                                               1,032,000             $   38,555,520
--------------------------------------------------------------------------------------------------------
  Media - 0.1%
    Radio One, Inc.*                                                  186,200             $    3,319,946
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.0%
    American Home Products Corp.                                    1,481,300             $   93,766,290
    Bristol-Myers Squibb Co.                                        1,148,200                 62,278,368
    Eli Lilly & Co.                                                   293,100                 24,825,570
    Pfizer, Inc.                                                    1,669,550                 71,606,999
                                                                                          --------------
                                                                                          $  252,477,227
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.4%
    Applera Corp. - Applied Biosystems Group                        2,821,980             $   86,804,105
--------------------------------------------------------------------------------------------------------
  Oil Services - 5.1%
    Cooper Cameron Corp.*                                             621,200             $   43,036,736
    El Paso Corp.                                                   1,258,433                 76,638,570
    Global Marine, Inc.*                                            3,690,400                 94,658,760
    Noble Drilling Corp.*                                           1,303,100                 55,642,370
    Weatherford International, Inc.*                                  982,800                 55,400,436
                                                                                          --------------
                                                                                          $  325,376,872
--------------------------------------------------------------------------------------------------------
  Oils - 6.7%
    Apache Corp.                                                      816,600             $   48,628,530
    Conoco, Inc.                                                    1,744,000                 54,412,800
    Grant Pride Co., Inc.*                                          6,015,500                135,469,060
    Santa Fe International Corp.                                    2,652,682                 97,830,912
    Transocean Sedco Forex, Inc.                                    1,632,344                 87,248,787
                                                                                          --------------
                                                                                          $  423,590,089
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Pinnacle Holdings, Inc.*                                        1,626,600             $    6,587,730
--------------------------------------------------------------------------------------------------------
  Retail - 2.1%
    Costco Wholesale Corp.*                                           906,700             $   35,279,697
    CVS Corp.                                                         455,600                 25,012,440
    Gap, Inc.                                                       1,372,100                 42,535,100
    Wal-Mart Stores, Inc.                                             576,400                 29,828,700
                                                                                          --------------
                                                                                          $  132,655,937
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.9%
    Kroger Co.*                                                     2,025,730             $   50,521,706
    Safeway, Inc.*                                                  1,396,700                 70,742,855
                                                                                          --------------
                                                                                          $  121,264,561
--------------------------------------------------------------------------------------------------------
  Telecommunications - 8.6%
    Adelphia Communications Corp., "A"*                               820,470             $   31,407,591
    Allegiance Telecom, Inc.*                                       2,809,550                 43,379,452
    American Tower Corp., "A"*                                        740,249                 18,313,760
    Cabletron Systems, Inc.*                                        2,362,700                 45,860,007
    Charter Communications, Inc.*                                   3,067,000                 68,578,120
    Cisco Systems, Inc.*                                            1,287,900                 24,804,954
    EchoStar Communications Corp.*                                  2,582,600                 79,001,734
    Emulex Corp.*                                                     402,700                 13,969,663
    General Motors Corp., "H"*                                      1,952,200                 46,657,580
    McLeodUSA, Inc., "A"*                                             470,800                  2,170,388
    Metromedia Fiber Network, Inc., "A"*                            2,321,540                  9,332,591
    Network Appliance, Inc.*                                          556,800                 10,356,480
    NTL, Inc.*                                                      1,962,775                 42,180,035
    Qwest Communications International, Inc.*                       1,775,600                 65,235,544
    Tekelec Co.*                                                    1,025,800                 34,333,526
    Williams Communications Group, Inc.*                            1,763,571                  7,406,998
    Winstar Communications, Inc.*                                   1,151,449                     99,025
                                                                                          --------------
                                                                                          $  543,087,448
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.8%
    Comcast Corp., "A"*                                             1,273,830             $   52,176,077
--------------------------------------------------------------------------------------------------------
  Transportation - 0.5%
    Fedex Corp.*                                                      816,300             $   32,652,000
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    AES Corp.*                                                      1,432,375             $   65,029,825
    Calpine Corp.*                                                  2,020,800                 99,625,440
                                                                                          --------------
                                                                                          $  164,655,265
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.8%
    Enron Corp.                                                     1,177,100             $   62,280,361
    Williams Cos., Inc.                                             1,299,864                 51,214,641
                                                                                          --------------
                                                                                          $  113,495,002
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $5,469,982,594
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.9%
  Bermuda - 1.7%
    Ace Ltd. (Insurance)                                              906,820             $   35,139,275
    Global Crossing Ltd. (Telecommunications)*                      5,668,800                 71,993,760
                                                                                          --------------
                                                                                          $  107,133,035
--------------------------------------------------------------------------------------------------------
  Brazil - 0.3%
    Aracruz Celulose S.A. (Forest and Paper Products)               1,041,285             $   18,024,643
--------------------------------------------------------------------------------------------------------
  Canada - 0.1%
    Celestica, Inc. (Business Services)*                              139,700             $    6,985,000
--------------------------------------------------------------------------------------------------------
  China - 1.0%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*            10,636,000             $   51,682,039
    China Mobile (Hong Kong) Ltd., ADR (Telecommunications)*          447,100                 10,886,885
                                                                                          --------------
                                                                                          $   62,568,924
--------------------------------------------------------------------------------------------------------
  Finland - 0.7%
    Nokia Corp., ADR (Telecommunications)                           1,593,900             $   46,605,636
--------------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                           116,300             $    6,263,918
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                  4,960,015                 19,840,060
                                                                                          --------------
                                                                                          $   26,103,978
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Completel Europe N.V. (Telecommunications)*                     1,565,354             $    4,936,097
    Libertel N.V. (Telecommunications)*                             1,492,182                 14,885,590
                                                                                          --------------
                                                                                          $   19,821,687
--------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Tele1 Europe Holdings AB (Telecommunications)*                  1,622,630             $    5,218,185
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                77,800                    238,846
                                                                                          --------------
                                                                                          $    5,457,031
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis AG (Medical and Health Products)                       1,896,000             $   72,018,032
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Vodafone Group PLC (Telecommunications)*                       25,901,274             $   66,555,414
    Vodafone Group PLC, ADR (Telecommunications)                      230,900                  5,978,001
                                                                                          --------------
                                                                                          $   72,533,415
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  437,251,381
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,240,159,034)                                            $5,907,233,975
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.7%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Finance Corp., due 6/01/01                    $    1,442             $    1,442,000
    Citigroup, Inc., due 6/01/01 - 6/04/01                            101,584                101,549,958
    Dow Chemical Co., due 6/01/01                                      12,037                 12,037,000
    Federal Home Loan Mortgage Corp., due 6/05/01                      30,400                 30,386,286
    Federal Home Loan Mortgage Corp., due 6/19/01                       3,376                  3,369,315
    Ford Motor Credit Corp., due 6/11/01 - 6/12/01                     25,000                 24,970,500
    Gannett, Inc., due 6/12/01                                        150,000                149,815,903
    General Electric Capital Corp., due 6/01/01                        20,756                 20,756,000
    JP Morgan, due 6/01/01                                             32,530                 32,530,000
    Morgan Stanley Dean Witter, due 6/27/01                            50,000                 49,855,556
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  426,712,518
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.1%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 5/31/01, due 6/01/01, total to be received
      $6,402,738 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded
      account), at Cost                                            $    6,402             $    6,402,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,673,273,552)                                       $6,340,348,493

Other Assets, Less Liabilities - (0.2)%                                                      (13,542,976)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $6,326,805,517
--------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,673,273,552)        $6,340,348,493
  Investments of cash collateral for securities loaned,
    at identified cost and value                                      1,791,825
  Cash                                                                      861
  Receivable for fund shares sold                                    16,161,306
  Receivable for investments sold                                    53,008,676
  Interest and dividends receivable                                   3,789,664
  Other assets                                                           12,279
                                                                 --------------
    Total assets                                                 $6,415,113,104
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   77,488,606
  Payable for fund shares reacquired                                  7,726,877
  Collateral for securities loaned, at value                          1,791,825
  Payable to affiliates -
    Management fee                                                      112,500
    Shareholder servicing agent fee                                      17,152
    Administrative fee                                                    1,873
    Distribution and service fee                                        100,378
  Accrued expenses and other liabilities                              1,068,376
                                                                 --------------
      Total liabilities                                          $   88,307,587
                                                                 --------------
Net assets                                                       $6,326,805,517
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $7,117,728,594
  Unrealized depreciation on investments and translation
    of assets
    and liabilities in foreign currencies                          (332,926,295)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (438,670,389)
  Accumulated net investment loss                                   (19,326,393)
                                                                 --------------
      Total                                                      $6,326,805,517
                                                                 ==============
Shares of beneficial interest outstanding                          395,356,892
                                                                   ===========

Class A shares:
  Net asset value per share
    (net assets of $3,275,067,793 / 199,303,027 shares of
    beneficial interest outstanding)                                 $16.43
                                                                     ======
  Offering  price  per  share  (100  / 94.25 of net asset
    value per share)                                                 $17.43
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,120,268,488 / 136,461,854 shares of
    beneficial interest outstanding)                                 $15.54
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $763,524,996 / 49,398,881 shares of
    beneficial interest outstanding)                                 $15.46
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net  assets  of  $167,944,240 / 10,193,130 shares of
    beneficial interest outstanding)                                 $16.48
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $   18,481,884
    Interest                                                          8,991,839
    Foreign taxes withheld                                             (295,941)
                                                                 --------------
      Total investment income                                    $   27,177,782
                                                                 --------------
  Expenses -
    Management fee                                               $   23,177,534
    Trustees' compensation                                               57,197
    Shareholder servicing agent fee                                   3,091,341
    Distribution and service fee (Class A)                            3,967,734
    Distribution and service fee (Class B)                           10,543,318
    Distribution and service fee (Class C)                            3,681,369
    Administrative fee                                                  281,365
    Custodian fee                                                       754,001
    Printing                                                            187,678
    Postage                                                             480,303
    Auditing fees                                                        15,748
    Legal fees                                                            9,806
    Miscellaneous                                                     3,272,127
                                                                 --------------
      Total expenses                                             $   49,519,521
    Fees paid indirectly                                               (238,424)
    Reduction of expenses by investment adviser                      (2,884,284)
                                                                 --------------
      Net expenses                                               $   46,396,813
                                                                 --------------
        Net investment loss                                      $  (19,219,031)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (413,375,735)
    Foreign currency transactions                                      (239,593)
                                                                 --------------
      Net realized loss on investments and foreign currency
        transactions                                             $ (413,615,328)
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $  251,271,146
    Translation of assets and liabilities in foreign currencies         (14,505)
                                                                 --------------
      Net unrealized gain on investments and foreign currency
        translation                                              $  251,256,641
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (162,358,687)
                                                                 --------------
          Decrease in net assets from operations                 $ (181,577,718)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                               MAY 31, 2001             NOVEMBER 30, 2000
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $  (19,219,031)              $  (34,625,026)
  Net realized gain (loss) on investments and foreign
    currency transactions                                       (413,615,328)                 688,969,794
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         251,256,641               (1,133,383,319)
                                                              --------------               --------------
    Decrease in net assets from operations                    $ (181,577,718)              $ (479,038,551)
                                                              --------------               --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $ (316,446,748)              $ (273,762,587)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (214,423,100)                (188,068,528)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (74,534,984)                 (43,095,712)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (15,306,505)                 (11,161,698)
                                                              --------------               --------------
    Total distributions declared to shareholders              $ (620,711,337)              $ (516,088,525)
                                                              --------------               --------------
Net increase in net assets from fund share transactions       $1,426,879,976               $3,379,120,607
                                                              --------------               --------------
      Total increase in net assets                            $  624,590,921               $2,383,993,531
Net assets:
  At beginning of period                                       5,702,214,596                3,318,221,065
                                                              --------------               --------------
At end of period (including accumulated net investment
  loss of $19,326,393 and $107,362, respectively)             $6,326,805,517               $5,702,214,596
                                                              ==============               ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30,
                         SIX MONTHS ENDED         -----------------------------------------------------------------------------
                             MAY 31, 2001                2000               1999             1998            1997          1996
                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                  CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period              $18.67              $21.77             $16.60           $15.23          $13.34        $12.39
                                   ------              ------             ------           ------          ------        ------
Income from investment operations# -
  Net investment income (loss)(S)  $(0.00)+++          $(0.07)            $(0.06)          $(0.01)         $ 0.07        $ 0.05
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency                (0.22)               0.29               6.13             3.02            2.97          2.04
                                   ------              ------             ------           ------          ------        ------
      Total from investment
        operations                 $(0.22)             $ 0.22             $ 6.07           $ 3.01          $ 3.04        $ 2.09
                                   ------              ------             ------           ------          ------        ------
Less distributions declared to
  shareholders -
  From net investment income       $ --               $  --              $  --             $(0.03)         $(0.03)       $ --
  From net realized gain on
    investments and foreign
    currency transactions           (2.02)              (3.32)             (0.90)           (1.61)          (1.12)        (1.14)
                                   ------              ------             ------           ------          ------        ------
      Total distributions
        declared to shareholders   $(2.02)             $(3.32)            $(0.90)          $(1.64)         $(1.15)       $(1.14)
                                   ------              ------             ------           ------          ------        ------
Net asset value - end of period    $16.43              $18.67             $21.77           $16.60          $15.23        $13.34
                                   ======              ======             ======           ======          ======        ======
Total return(+)                     (2.06)%++            0.58%             38.59%           22.21%          24.96%        18.50%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                         1.17%+              1.11%              1.18%            1.23%           1.29%         1.32%
  Net investment income (loss)      (0.28)%+            (0.31)%            (0.33)%          (0.06)%          0.49%         0.43%
Portfolio turnover                     48%                117%               155%             123%            144%          112%
Net assets at end of
  period (000 Omitted)         $3,275,068          $2,885,714         $1,769,925         $923,779        $609,189      $427,478

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss        $(0.00)+++
        Ratios (to average net
          assets):
          Expenses##                 1.26%+
          Net investment loss       (0.37)%+
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios  do  not  reflect  expense  reductions  from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED NOVEMBER 30,
                        SIX MONTHS ENDED         ------------------------------------------------------------------------------
                            MAY 31, 2001                2000               1999             1998            1997           1996
                             (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                 CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                          $17.71              $20.83             $15.94           $14.77          $13.01         $12.15
                                  ------              ------             ------           ------          ------         ------
Income from investment operations# -
  Net investment loss(S)          $(0.08)             $(0.22)            $(0.19)          $(0.12)         $(0.04)        $(0.04)
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign currency           (0.20)               0.31               5.88             2.90            2.89           2.00
                                  ------              ------             ------           ------          ------         ------
      Total from investment
        operations                $(0.28)             $ 0.09             $ 5.69           $ 2.78          $ 2.85         $ 1.96
                                  ------              ------             ------           ------          ------         ------
Less distributions
  declared to
  shareholders from net
  realized gain on
  investments and foreign
  currency transactions           $(1.89)             $(3.21)            $(0.80)          $(1.61)         $(1.09)        $(1.10)
                                  ------              ------             ------           ------          ------         ------
Net asset value - end of
  period                          $15.54              $17.71             $20.83           $15.94          $14.77         $13.01
                                  ======              ======             ======           ======          ======         ======
Total return                       (2.46)%++           (0.16)%            37.57%           21.32%          24.03%         17.50%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                        1.92%+              1.86%              1.93%            1.98%           2.04%          2.16%
  Net investment loss              (1.03)%+            (1.06)%            (1.08)%          (0.81)%         (0.28)%        (0.33)%
Portfolio turnover                    48%                117%               155%             123%            144%           112%
Net assets at end of
  period
  (000 Omitted)               $2,120,268          $1,992,463         $1,204,159         $658,056        $411,640       $244,247

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss       $(0.09)
        Ratios (to average
          net assets):
          Expenses##                2.01%+
          Net investment loss      (1.12)%+
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios  do  not  reflect  expense  reductions  from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,                    PERIOD ENDED
                           SIX MONTHS ENDED         ------------------------------------------------------       NOVEMBER 30,
                               MAY 31, 2001              2000           1999           1998           1997              1996*
                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                             $17.64            $20.78         $15.91         $14.74         $13.03             $12.00
                                     ------            ------         ------         ------         ------             ------
Income from investment
  operations# -
  Net investment loss(S)             $(0.08)           $(0.22)        $(0.19)        $(0.12)        $(0.04)            $(0.01)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency              (0.19)             0.30           5.87           2.90           2.88               1.04
                                     ------            ------         ------         ------         ------             ------
      Total from investment
        operations                   $(0.27)           $ 0.08         $ 5.68         $ 2.78         $ 2.84             $ 1.03
                                     ------            ------         ------         ------         ------             ------
Less distributions declared
  to shareholders -
  From net investment income        $  --             $  --          $  --          $  --           $(0.01)           $  --
  From net realized gain on
    investments and foreign
    currency transactions             (1.91)            (3.22)         (0.81)         (1.61)         (1.12)              --
                                     ------            ------         ------         ------         ------             ------
      Total distributions
        declared to shareholders     $(1.91)           $(3.22)        $(0.81)        $(1.61)        $(1.13)            $  --
                                     ------            ------         ------         ------         ------             ------
Net asset value - end of
  period                             $15.46            $17.64         $20.78         $15.91         $14.74             $13.03
                                     ======            ======         ======         ======         ======             ======
Total return                          (2.47)%++         (0.14)%        37.59%         21.28%         24.02%              7.95%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                           1.92%+            1.86%          1.93%          1.98%          2.04%              2.11%+
  Net investment loss                 (1.03)%+          (1.04)%        (1.08)%        (0.82)%        (0.28)%            (0.17)%+
Portfolio turnover                       48%              117%           155%           123%           144%               112%
Net assets at end of period
  (000 Omitted)                    $763,525          $685,791       $273,038       $119,966        $66,148            $31,919

    * For the period from the inception of Class C shares, April 1, 1996, through November 30, 1996.
  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss          $(0.09)
        Ratios (to average net assets):
          Expenses##                   2.01%+
          Net investment loss         (1.12)%+
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,                    PERIOD ENDED
                                    SIX MONTHS ENDED        --------------------------------------------         NOVEMBER 30,
                                        MAY 31, 2001               2000             1999            1998                1997*
                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $18.74             $21.82           $16.63          $15.26               $12.22
                                              ------             ------           ------          ------               ------
Income from investment operations# -
  Net investment income (loss)(S)             $(0.00)+++         $(0.01)          $(0.02)         $ 0.03               $ 0.08
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (0.20)              0.29             6.14            3.01                 2.96
                                              ------             ------           ------          ------               ------
      Total from investment operations        $(0.20)            $ 0.28           $ 6.12          $ 3.04               $ 3.04
                                              ------             ------           ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                  $ --               $ --             $ --            $(0.05)              $ --
  In excess of net investment income            --                 --               --             (0.01)                --
  From net realized gain on investments
    and foreign currency transactions          (2.06)             (3.36)           (0.93)          (1.61)                --
                                              ------             ------           ------          ------               ------
      Total distributions declared to
        shareholders                          $(2.06)            $(3.36)          $(0.93)         $(1.67)              $ --
                                              ------             ------           ------          ------               ------
Net asset value - end of period               $16.48             $18.74           $21.82          $16.63               $15.26
                                              ======             ======           ======          ======               ======
Total return                                   (1.95)%++           0.83%           38.93%          22.54%               24.88%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    0.92%+             0.86%            0.92%           0.98%                1.01%+
  Net investment income (loss)                 (0.03)%+           (0.06)%          (0.09)%          0.20%                0.65%+
Portfolio turnover                                48%               117%             155%            123%                 144%
Net assets at end of period (000
  Omitted)                                  $167,944           $138,247          $71,099         $30,705              $30,517

    * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                   $(0.01)
        Ratios (to average net assets):
          Expenses##                            1.01%+
          Net investment loss                  (0.12)%+
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2001, the value of securities loaned was $30,758,643. These loans were collateralized by U.S. Treasury securities of $32,234,856 and cash of $1,791,825 which was invested in the following short-term obligations:

                                                     PRINCIPAL  AMORTIZED COST
                                                        AMOUNT       AND VALUE
------------------------------------------------------------------------------
AT&T Corp., due 7/19/2001                           $1,000,000      $1,000,000
Salomon Smith Barney, Inc., due 7/01/2001              791,825         791,825
                                                                    ----------
Total investment of cash collateral for
  securities loaned                                                 $1,791,825
                                                                    ==========

Investment Transactions and Income - Investment transactions are recorded on the trade date. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $175,658 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $62,766 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to reduce its management fee to 0.65% of the fund's average net assets in excess of $1.5 billion, 0.625% of average net assets in excess of $3 billion and 0.60% of average net assets in excess of $5 billion. This voluntary waiver, which is shown as a reduction of total expenses in the Statement of Operations, may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the six months ended May 31, 2001 was 0.66% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $14,172 for the six months ended May 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $833,097 for the six months ended May 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $222,000 for the six months ended May 31, 2001. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees may determine. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,467 and $5,672 for Class B and Class C shares, respectively, for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2001, were $40,697, $1,449,397, and $114,628 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $3,454,230,532 and $2,802,841,998, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $ 6,673,273,552
                                                                ---------------
Gross unrealized appreciation                                   $   739,525,301
Gross unrealized depreciation                                    (1,072,450,360)
                                                                ---------------
    Net unrealized depreciation                                 $  (332,925,059)
                                                                ===============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED MAY 31, 2001           YEAR ENDED NOVEMBER 30, 2000
                                  --------------------------------        -------------------------------
                                       SHARES               AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        62,846,660       $1,094,841,500        95,826,288       $2,146,805,732
Shares issued to
  shareholders in
  reinvestment of
  distributions                    15,441,680          277,329,390        12,100,525          232,330,837
Shares reacquired                 (33,510,471)        (579,373,219)      (34,706,992)        (775,083,722)
                                  -----------       --------------       -----------       --------------
    Net increase                   44,777,869       $  792,797,671        73,219,821       $1,604,052,847
                                  ===========       ==============       ===========       ==============

Class B shares
                                     SIX MONTHS ENDED MAY 31, 2001           YEAR ENDED NOVEMBER 30, 2000
                                  --------------------------------        -------------------------------
                                       SHARES               AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        25,430,557       $  418,664,754        56,756,390       $1,210,039,924
Shares issued to shareholders
  in reinvestment of
  distributions                    10,975,375          187,018,067         8,933,232          163,748,856
Shares reacquired                 (12,475,383)        (200,254,150)      (10,969,466)        (231,398,228)
                                  -----------       --------------       -----------       --------------
    Net increase                   23,930,549       $  405,428,671        54,720,156       $1,142,390,552
                                  ===========       ==============       ===========       ==============

Class C shares
                                     SIX MONTHS ENDED MAY 31, 2001           YEAR ENDED NOVEMBER 30, 2000
                                  --------------------------------        -------------------------------
                                       SHARES               AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        13,196,684       $  216,960,382        28,066,655       $  596,414,725
Shares issued to shareholders
  in reinvestment of
  distributions                     3,377,558           57,246,625         1,718,003           31,387,993
Shares reacquired                  (6,047,055)         (95,598,829)       (4,052,042)         (85,968,170)
                                  -----------       --------------       -----------       --------------
    Net increase                   10,527,187       $  178,608,178        25,732,616       $  541,834,548
                                  ===========       ==============       ===========       ==============

Class I shares
                                     SIX MONTHS ENDED MAY 31, 2001           YEAR ENDED NOVEMBER 30, 2000
                                  --------------------------------        -------------------------------
                                       SHARES               AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         2,880,365       $  50,431,322         6,305,266        $ 142,552,314
Shares issued to shareholders
  in reinvestment of
  distributions                       746,763           13,434,278           420,587            8,083,682
Shares reacquired                    (812,166)         (13,820,144)       (2,605,821)         (59,793,336)
                                  -----------       --------------       -----------       --------------
    Net increase                    2,814,962       $   50,045,456         4,120,032       $   90,842,660
                                  ===========       ==============       ===========       ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended May 31, 2001, was $39,006. The fund had no borrowings during the period.

MFS(R) Capital Opportunities Fund

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway &
Barnes (attorneys)                                       CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration
                                                         For information on MFS mutual funds, call your
Charles W. Schmidt+ - Private Investor                   investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Arnold D. Scott* - Senior Executive Vice                 business day from 9 a.m. to 5 p.m. Eastern time
President, Director, and Secretary, MFS                  (or leave a message anytime).
Investment Management
                                                         INVESTOR SERVICE
Jeffrey L. Shames* - Chairman and Chief                  MFS Service Center, Inc.
Executive Officer, MFS Investment Management             P.O. Box 2281
                                                         Boston, MA 02107-9906
Elaine R. Smith+ - Independent Consultant
                                                         For general information, call toll free:
David B. Stone+ - Chairman, North American               1-800-225-2606 any business day from 8 a.m. to
Management Corp. (investment adviser)                    8 p.m. Eastern time.

INVESTMENT ADVISER                                       For service to speech- or hearing-impaired
Massachusetts Financial Services Company                 individuals call toll free: 1-800-637-6576 any
500 Boylston Street                                      business day from 9 a.m. to 5 p.m. Eastern
Boston, MA 02116-3741                                    time. (To use this service, your phone must be
                                                         equipped with a Telecommunications Device for
DISTRIBUTOR                                              the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                      For share prices, account balances, exchanges,
Boston, MA 02116-3741                                    or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                   touch-tone telephone.
Jeffrey L. Shames*
                                                         WORLD WIDE WEB
PORTFOLIO MANAGER                                        www.mfs.com
Maura A. Shaughnessy*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*




+ Independent Trustee
* MFS Investment Management

MFS(R) CAPITAL                                                  ------------
OPPORTUNITIES FUND                                                PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116- 3741


(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                              MCO-3  7/01  515M  23/223/323/823